============================================================================

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-5674

       Date of Report (date of earliest event reported): MAY 20, 2003


                            ANGELICA CORPORATION
           (Exact name of registrant as specified in its charter)


           MISSOURI                                    43-0905260
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

       424 SOUTH WOODS MILL ROAD
        CHESTERFIELD, MISSOURI                          63017-3406
(Address of principal executive offices)                (Zip Code)


                               (314) 854-3800
            (Registrant's telephone number, including area code)




============================================================================

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99.1     Quarterly Report to Shareholders,
                                    dated May 20, 2003

ITEM 9.           REGULATION FD DISCLOSURE

                  Quarterly Report to Shareholders dated May 20, 2003 and mailed to Shareholders on May 29, 2003, furnished pursuant to Regulation FD.

                  This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934. By furnishing this information on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.


                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2003

                                ANGELICA CORPORATION



                                By:  /s/ T. M. Armstrong
                                   -------------------------------------------
                                    T. M. Armstrong
                                    Senior Vice President-Finance and
                                    Administration and Chief Financial Officer

                                EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

99.1          Quarterly Report to Shareholders, dated May 20, 2003.




                                     3